Delaware Large Cap Growth Fund

Supplement dated January 4, 2001
to Prospectus dated August 29, 2000

The following replaces the information in the section of the Prospectus entitled "Portfolio managers" - "Delaware Large Cap Growth Fund" under "Who manages the Funds":

Effective as of January 4, 2001, John B. Jares assumed primary responsibility for making day-to-day investment decisions for Delaware Large Cap Growth Fund. In making investment decisions for the Fund, Mr. Jares regularly consults with Evan D. Rothschild.

John B. Jares, Vice President/Senior Portfolio Manager, holds a BS degree in finance and an MBA from the University of Colorado. He joined Delaware Investments in March 2000. Mr. Jares came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management, with responsibility for large capitalization companies. He began his career at Lipper Analytical Services, Inc. in 1992. Mr. Jares is a CFA charterholder.

Evan D. Rothschild, Assistant Vice President/Equity Analyst, holds a bachelor's of science degree from the University of Virginia. Prior to joining Delaware Investments in 1999, he served as an equity analyst with Berger Associates in Denver, Colorado. Previously, he was an analyst with J.C. Bradford & Co. in Nashville. Mr. Rothschild is a Chartered Financial Analyst.